                                                       Exhibit 99.4
 -------------------------------------------------------------------------------
                                                       Monthly Operating Report
      --------------------------------------------
      CASE NAME: Kitty Hawk International, Inc.       ACCRUAL BASIS
      --------------------------------------------

      --------------------------------------------
      CASE NUMBER: 400-42144                           02/13/95, RWD, 2/96
      --------------------------------------------

      --------------------------------------------
      JUDGE: Barbara J. Houser
      --------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002

      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

      RESPONSIBLE  PARTY:

      /s/ Drew Keith                                   Chief Financial Officer
      ----------------------------------------   ------------------------------
      ORIGINAL SIGNATURE OF RESPONSIBLE PARTY            TITLE

      Drew Keith                                       2/20/2002
      ----------------------------------------     -----------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                  DATE

      PREPARER:

      /s/ Jessica L. Wilson                            Chief Accounting Officer
      ----------------------------------------   -------------------------------
      ORIGINAL SIGNATURE OF PREPARER                     TITLE

      /s/ Jessica L. Wilson                            2/20/2002
      ----------------------------------------     -----------------------------
      PRINTED NAME OF PREPARER                           DATE

 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

        -------------------------------------------
        CASE NAME: Kitty Hawk International, Inc.            ACCRUAL BASIS-1
        --------------------------------------------

        --------------------------------------------
        CASE NUMBER: 400-42144                         02/13/95, RWD, 2/96
        --------------------------------------------

        --------------------------------------------
        COMPARATIVE BALANCE SHEET
        ---------------------------------------------------------------------------------------------------
                                                    SCHEDULE         MONTH              MONTH   MONTH
                                                                -------------------------------------------
        ASSETS                                       AMOUNT       January 2002
        ---------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                   $     40,098      $          0         $0       $0
        ---------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                                       $ 13,222,000         $0       $0
        ---------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                          $     40,098      $ 13,222,000         $0       $0
        ---------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)           $  9,006,275      $  7,703,775         $0       $0
        ---------------------------------------------------------------------------------------------------
        5.      INVENTORY                           $ 20,429,725      $          0         $0       $0
        ---------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                                      $          0         $0       $0
        ---------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                                      $     32,337         $0       $0
        ---------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                 $ 21,367,511     ($335,624,097)        $0       $0
        ---------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                $ 50,843,609     ($314,665,985)        $0       $0
        ---------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT         $474,988,760      $491,719,568         $0       $0
        ---------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION                              $432,773,107         $0       $0
        ---------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                           $474,988,760      $ 58,946,461         $0       $0
        ---------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                                     $          0         $0       $0
        ---------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)                            $          0         $0       $0
        ---------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                                   $          0         $0       $0
        ---------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                        $525,832,369     ($255,719,524)        $0       $0
        ---------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        ---------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                      $     59,699         $0       $0
        ---------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                         $          0         $0       $0
        ---------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                         $          0         $0       $0
        ---------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                     $          0         $0       $0
        ---------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                          $          0         $0       $0
        ---------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                  ($152,916,560)        $0       $0
        ---------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                          ($152,856,861)        $0       $0
        ---------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        ---------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                        $ 23,187,921      $ 19,560,770         $0       $0
        ---------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                       $  4,672,323      $          0         $0       $0
        --------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                      $392,188,633      $ 16,702,868         $0       $0
        --------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                                   $ 75,509,394         $0       $0
        --------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES       $420,048,877      $111,773,032         $0       $0
        --------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                   $420,048,877     ($ 41,083,829)        $0       $0
        --------------------------------------------------------------------------------------------------
        EQUITY
        --------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                            $ 16,327,446         $0       $0
        --------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                     ($230,963,141)        $0       $0
        --------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        --------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                        $          0     ($214,635,695)        $0       $0
        --------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                      $420,048,877     ($255,719,524)        $0       $0
        --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

  -------------------------------------------
  CASE NAME: Kitty Hawk International, Inc.        ACCRUAL BASIS-2
  -------------------------------------------

  -------------------------------------------
  CASE NUMBER: 400-42144                              02/13/95, RWD, 2/96
  -------------------------------------------

  --------------------------------------------------
  INCOME STATEMENT
  ----------------------------------------------------------------------------------------------------------
                                                           MONTH         MONTH       MONTH     QUARTER
                                                    ------------------------------------------
  REVENUES                                             January 2002                             TOTAL
  ----------------------------------------------------------------------------------------------------------
  1.   GROSS REVENUES                                    $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  2.   LESS: RETURNS & DISCOUNTS                         $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  3.   NET REVENUE                                       $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  ----------------------------------------------------------------------------------------------------------
  4.   MATERIAL                                          $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  5.   DIRECT LABOR                                      $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  6.   DIRECT OVERHEAD                                   $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  7.   TOTAL COST OF GOODS SOLD                          $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  8.   GROSS PROFIT                                      $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  ----------------------------------------------------------------------------------------------------------
  9.   OFFICER / INSIDER COMPENSATION                    $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  10.  SELLING & MARKETING                               $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  11.  GENERAL & ADMINISTRATIVE                          $     8,679      $0           $0        $   8,679
  ----------------------------------------------------------------------------------------------------------
  12.  RENT & LEASE                                      $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  13.  OTHER (ATTACH LIST)                                 ($122,980)     $0           $0        ($122,980)
  ----------------------------------------------------------------------------------------------------------
  14.  TOTAL OPERATING EXPENSES                            ($114,301)     $0           $0        ($114,301)
  ----------------------------------------------------------------------------------------------------------
  15.  INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                                  $   114,301      $0           $0        $ 114,301
  ----------------------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSES
  ----------------------------------------------------------------------------------------------------------
  16.  NON-OPERATING INCOME (ATT. LIST)                  $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  17.  NON-OPERATING EXPENSE (ATT. LIST)                 $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  18.  INTEREST EXPENSE                                  $         6      $0           $0        $       6
  ----------------------------------------------------------------------------------------------------------
  19.  DEPRECIATION / DEPLETION                          $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  20.  AMORTIZATION                                      $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  21.  OTHER (ATTACH LIST)                               $   201,082      $0           $0        $ 201,082
  ----------------------------------------------------------------------------------------------------------
  22.  NET OTHER INCOME & EXPENSES                       $   201,088      $0           $0        $ 201,088
  ----------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------------------------
  23.  PROFESSIONAL FEES                                 $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  24.  U.S. TRUSTEE FEES                                 $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  25.  OTHER (ATTACH LIST)                               $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  26.  TOTAL REORGANIZATION EXPENSES                     $         0      $0           $0        $       0
  ----------------------------------------------------------------------------------------------------------
  27.  INCOME TAX                                           ($34,715)     $0           $0         ($34,715)
  ----------------------------------------------------------------------------------------------------------
  28.  NET PROFIT (LOSS)                                    ($52,072)     $0           $0         ($52,072)
  ----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Monthly Operating Report

        ----------------------------------------------------------------------
        CASE NAME: Kitty Hawk International, Inc.                                     ACCRUAL BASIS-3
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------
        CASE NUMBER: 400-42144                                                           02/13/95, RWD, 2/96
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                       MONTH             MONTH        MONTH        QUARTER
                                                         -------------------------------------------------
        DISBURSEMENTS                                        January 2002                                    TOTAL
        ----------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                                    $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        ----------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                                   $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        ----------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                                  $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                                 $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                                     $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        ----------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)                               $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                                               $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                                          $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS                                 $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                                               $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                                         $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        ----------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                                                  $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                                           $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID                                $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        15.    SECURED / RENTAL / LEASES                                    $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                                    $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                                    $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                                          $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                                             $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                                       $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                                $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                                        $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                                     $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                                  $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                                          $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS                                $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ----------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                                            $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                                            $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                                          $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES                                $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                                          $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                                                $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                                          $0           $0            $0            $0
        ----------------------------------------------------------------------------------------------------------------

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Monthly Operating Report

     -----------------------------------------------------------------------
     CASE NAME: Kitty Hawk International, Inc.                                            ACCRUAL BASIS-4
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------
     CASE NUMBER: 400-42144                                                                    02/13/95, RWD, 2/96
     -----------------------------------------------------------------------


     ---------------------------------------------------------------------------------------------------------------------
                                                           SCHEDULE         MONTH           MONTH          MONTH
                                                                       ---------------------------------------------------
     ACCOUNTS RECEIVABLE AGING                              AMOUNT       January 2002
     ---------------------------------------------------------------------------------------------------------------------
     1.      0-30                                                          ($   50,248)             $0             $0
     ---------------------------------------------------------------------------------------------------------------------
     2.      31-60                                                          $  906,962              $0             $0
     ---------------------------------------------------------------------------------------------------------------------
     3.      61-90                                                          $        0              $0             $0
     ---------------------------------------------------------------------------------------------------------------------
     4.      91+                                                            $6,847,061              $0             $0
     ---------------------------------------------------------------------------------------------------------------------
     5.      TOTAL ACCOUNTS RECEIVABLE                              $0      $7,703,775              $0             $0
     ---------------------------------------------------------------------------------------------------------------------
     6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                $        0              $0             $0
     ---------------------------------------------------------------------------------------------------------------------
     7.      ACCOUNTS RECEIVABLE (NET)                              $0      $7,703,775              $0             $0
     ---------------------------------------------------------------------------------------------------------------------


     -----------------------------------------------------------------------

     AGING OF POSTPETITION TAXES AND PAYABLES                                         MONTH:       January 2002
                                                                                             -------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
                                               0-30              31-60              61-90              91+
     TAXES PAYABLE                             DAYS              DAYS               DAYS              DAYS              TOTAL
     -----------------------------------------------------------------------------------------------------------------------------
     1.      FEDERAL                              $    0            $    0             $    0            $     0          $     0
     -----------------------------------------------------------------------------------------------------------------------------
     2.      STATE                                $    0            $    0             $    0            $     0          $     0
     -----------------------------------------------------------------------------------------------------------------------------
     3.      LOCAL                                $    0            $    0             $    0            $     0          $     0
     -----------------------------------------------------------------------------------------------------------------------------
     4.      OTHER (ATTACH LIST)                  $    0            $    0             $    0            $     0          $     0
     -----------------------------------------------------------------------------------------------------------------------------
     5.      TOTAL TAXES PAYABLE                  $    0            $    0             $    0            $     0          $     0
     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
     6.      ACCOUNTS PAYABLE                    ($7,704)           $1,126             $  182            $66,095          $59,699
     -----------------------------------------------------------------------------------------------------------------------------


     ---------------------------------------------------------------------

     STATUS OF POSTPETITION TAXES                                                     MONTH:       January 2002
                                                                                             -----------------------------

     ---------------------------------------------------------------------------------------------------------------------
                                                            BEGINNING        AMOUNT                            ENDING
                                                               TAX        WITHHELD AND/        AMOUNT            TAX
     FEDERAL                                                LIABILITY*     0R ACCRUED           PAID          LIABILITY
     ---------------------------------------------------------------------------------------------------------------------
     1.      WITHHOLDING**                                           $0              $0                $0              $0
     ---------------------------------------------------------------------------------------------------------------------
     2.      FICA-EMPLOYEE**                                         $0              $0                $0              $0
     ---------------------------------------------------------------------------------------------------------------------
     3.      FICA-EMPLOYER**                                         $0              $0                $0              $0
     ---------------------------------------------------------------------------------------------------------------------
     4.      UNEMPLOYMENT                                            $0              $0                $0              $0
     ---------------------------------------------------------------------------------------------------------------------
     5.      INCOME                                                  $0              $0                $0              $0
     ---------------------------------------------------------------------------------------------------------------------
     6.      OTHER (ATTACH LIST)                                     $0              $0                $0              $0
     ---------------------------------------------------------------------------------------------------------------------
     7.      TOTAL FEDERAL TAXES                                     $0              $0                $0              $0
     ---------------------------------------------------------------------------------------------------------------------
     STATE AND LOCAL
     ---------------------------------------------------------------------------------------------------------------------
     8.      WITHHOLDING                                             $0              $0                $0              $0
     ---------------------------------------------------------------------------------------------------------------------
     9.      SALES                                                   $0              $0                $0              $0
     ---------------------------------------------------------------------------------------------------------------------
     10.     EXCISE                                                  $0              $0                $0              $0
     ---------------------------------------------------------------------------------------------------------------------
     11.     UNEMPLOYMENT                                            $0              $0                $0              $0
     ---------------------------------------------------------------------------------------------------------------------
     12.     REAL PROPERTY                                           $0              $0                $0              $0
     ---------------------------------------------------------------------------------------------------------------------
     13.     PERSONAL PROPERTY                                       $0              $0                $0              $0
     ---------------------------------------------------------------------------------------------------------------------
     14.     OTHER (ATTACH LIST)                                     $0              $0                $0              $0
     ---------------------------------------------------------------------------------------------------------------------
     15.     TOTAL STATE & LOCAL                                     $0              $0                $0              $0
     ---------------------------------------------------------------------------------------------------------------------
     16.     TOTAL TAXES                                             $0              $0                $0              $0
     ---------------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     ------------------------------------------------
     CASE NAME: Kitty Hawk International, Inc.        ACCRUAL BASIS-5
     ------------------------------------------------

     ------------------------------------------------
     CASE NUMBER: 400-42144                             02/13/95, RWD, 2/96
     ------------------------------------------------

     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                MONTH:       January 2002
                                                                       ---------------------------------------------------------
     -------------------------------------------------
     BANK RECONCILIATIONS

                                                            Account #1         Account #2          Account #3
     ---------------------------------------------------------------------------------------------------------------------------
     A.          BANK:                                       Bank One           Bank One            Bank One
     ---------------------------------------------------------------------------------------------------------------
     B.          ACCOUNT NUMBER:                            1559691322         1559691330          9320014690        TOTAL
     ---------------------------------------------------------------------------------------------------------------
     C.          PURPOSE (TYPE):                             Deposit             Payroll        Health Insurance
     ---------------------------------------------------------------------------------------------------------------------------
     1.       BALANCE PER BANK STATEMENT                                $0               $0                    $0         $0
     ---------------------------------------------------------------------------------------------------------------------------
     2.       ADD: TOTAL DEPOSITS NOT CREDITED                          $0               $0                    $0         $0
     ---------------------------------------------------------------------------------------------------------------------------
     3.       SUBTRACT: OUTSTANDING CHECKS                              $0               $0                    $0         $0
     ---------------------------------------------------------------------------------------------------------------------------
     4.       OTHER RECONCILING ITEMS                                   $0               $0                    $0         $0
     ---------------------------------------------------------------------------------------------------------------------------
     5.       MONTH END BALANCE PER BOOKS                               $0               $0                    $0         $0
     ---------------------------------------------------------------------------------------------------------------------------
     6.       NUMBER OF LAST CHECK WRITTEN              N/A - Lockbox only     No activity       Account closed
     ---------------------------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------
     INVESTMENT ACCOUNTS

     -----------------------------------------------------------------------------------------------------------------------------
                                                                     DATE OF        TYPE OF      PURCHASE        CURRENT
     BANK, ACCOUNT NAME & NUMBER                                     PURCHASE     INSTRUMENT       PRICE          VALUE
     -----------------------------------------------------------------------------------------------------------------------------
     7.       N/A
     -----------------------------------------------------------------------------------------------------------------------------
     8.       N/A
     -----------------------------------------------------------------------------------------------------------------------------
     9.       N/A
     -----------------------------------------------------------------------------------------------------------------------------
     10.      N/A
     -----------------------------------------------------------------------------------------------------------------------------
     11.      TOTAL INVESTMENTS                                                                         $0              $0
     -----------------------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------
     CASH
     -----------------------------------------------------------------------------------------------------------------------------
     12.      CURRENCY ON HAND                                                                                          $0
     -----------------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------------
     13.      TOTAL CASH - END OF MONTH                                                                                 $0
     -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Monthly Operating Report

  -----------------------------------------
  CASE NAME: Kitty Hawk International, Inc.    ACCRUAL BASIS-6
  -----------------------------------------

  -----------------------------------------
  CASE NUMBER: 400-42144                         02/13/95, RWD, 2/96
  -----------------------------------------

                                                 MONTH:         January 2002
                                                 ---------------------------

  -----------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  -----------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ------------------------------------------------------------------------------
                                     INSIDERS
  ------------------------------------------------------------------------------
                             TYPE OF      AMOUNT  TOTAL PAID
                NAME         PAYMENT       PAID    TO DATE
  ------------------------------------------------------------------------------
  1.   Pete Sanderlin      Salary          $  0    $17,200
  ------------------------------------------------------------------------------
  2.   Tom Mealie          Salary          $  0    $17,200
  ------------------------------------------------------------------------------
  3.   N/A
  ------------------------------------------------------------------------------
  4.   N/A
  ------------------------------------------------------------------------------
  5.   N/A
  ------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO INSIDERS                         $  0    $34,400
  ------------------------------------------------------------------------------


  ------------------------------------------------------------------------------
                                 PROFESSIONALS
  ------------------------------------------------------------------------------
                          DATE OF COURT                                 TOTAL
                       ORDER AUTHORIZING  AMOUNT   AMOUNT  TOTAL PAID  INCURRED
                NAME        PAYMENT      APPROVED   PAID    TO DATE   & UNPAID *
  ------------------------------------------------------------------------------
  1.   N/A
  ------------------------------------------------------------------------------
  2.   N/A
  ------------------------------------------------------------------------------
  3.   N/A
  ------------------------------------------------------------------------------
  4.   N/A
  ------------------------------------------------------------------------------
  5.   N/A
  ------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO PROFESSIONALS                    $  0    $     0        $0         $0
  ------------------------------------------------------------------------------

  * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  ------------------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
  ------------------------------------------------------------------------------

  -----------------------------------------------------------------------
                                       SCHEDULED   AMOUNTS
                                        MONTHLY     PAID        TOTAL
                                       PAYMENTS    DURING       UNPAID
             NAME OF CREDITOR             DUE       MONTH    POSTPETITION
  -----------------------------------------------------------------------
  1.   GE Capital                        $  855    $   855          $0
  -----------------------------------------------------------------------
  2.   GE Capital                        $  784    $   784          $0
  -----------------------------------------------------------------------
  3.   GE Capital                        varies    $     0          $0
  -----------------------------------------------------------------------
  4.   N/A                                         $     0          $0
  -----------------------------------------------------------------------
  5.   N/A                                                          $0
  -----------------------------------------------------------------------
  6    TOTAL                             $1,639    $ 1,639          $0
  -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

   -------------------------------------------
   CASE NAME:  Kitty Hawk International, Inc.    ACCRUAL  BASIS-7
   -------------------------------------------

   -------------------------------------------
   CASE NUMBER: 400-42144                          02/13/95, RWD, 2/96
   -------------------------------------------

                                                 MONTH: January 2002
                                                        ------------------------
   --------------------------
   QUESTIONNAIRE

   -----------------------------------------------------------------------------
                                                                  YES       NO
   -----------------------------------------------------------------------------
   1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                 X
   -----------------------------------------------------------------------------
   2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER
       THAN A DEBTOR IN POSSESSION ACCOUNT?                                 X
   -----------------------------------------------------------------------------
   3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
       LOANS) DUE FROM RELATED PARTIES?                                     X
   -----------------------------------------------------------------------------
   4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                      X
   -----------------------------------------------------------------------------
   5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                               X
   -----------------------------------------------------------------------------
   6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                         X
   -----------------------------------------------------------------------------
   7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                            X
   -----------------------------------------------------------------------------
   8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                     X
   -----------------------------------------------------------------------------
   9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                           X
   -----------------------------------------------------------------------------
   10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                          X
   -----------------------------------------------------------------------------
   11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                    X
   -----------------------------------------------------------------------------
   12. ARE ANY WAGE PAYMENTS PAST DUE?                                      X
   -----------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   Item 10 - there are equipment lease payments due 5/00 and 6/00 still
   -----------------------------------------------------------------------------
   outstanding. These will be settled upon acceptance/rejection of leases.
   -----------------------------------------------------------------------------
   Item 4 - Payments made to GE Capital as equipment is in use by other Kitty
   -----------------------------------------------------------------------------
   Hawk entities. Additionally, a DC-8 aircraft (N802MG) and 4 engines were sold
   -----------------------------------------------------------------------------
   and the net funds were disbursed to Key Corp and Wells Fargo Bank as the
   -----------------------------------------------------------------------------
   assets served as collateral for these creditors.
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------


   -------------------------------------
   INSURANCE
   -----------------------------------------------------------------------------
                                                                 YES        NO
   -----------------------------------------------------------------------------
   1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
       NECESSARY INSURANCE COVERAGES IN EFFECT?                   X
   -----------------------------------------------------------------------------
   2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                     X
   -----------------------------------------------------------------------------
   3.  PLEASE ITEMIZE POLICIES BELOW.
   -----------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------


   -----------------------------------------------------------------------------
                                INSTALLMENT PAYMENTS
   -----------------------------------------------------------------------------
          TYPE OF                                                 PAYMENT AMOUNT
          POLICY                      CARRIER    PERIOD COVERED    & FREQUENCY
   -----------------------------------------------------------------------------
     See Kitty Hawk, Inc. Case #400-42141
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   -------------------------------------------------
   CASE NAME: Kitty Hawk International, Inc.           FOOTNOTES SUPPLEMENT
   -------------------------------------------------

   -------------------------------------------------
   CASE NUMBER: 400-42144                              ACCRUAL BASIS
   -------------------------------------------------

                                               MONTH:      January 2002
                                                     ---------------------------

   -----------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS      LINE
     FORM NUMBER      NUMBER                            FOOTNOTE / EXPLANATION
   -----------------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------
         6                       All Professional fees related to the Reorganization of the
   -----------------------------------------------------------------------------------------------------------
                                   Company are disbursed out of Kitty Hawk, Inc. (Parent
   -----------------------------------------------------------------------------------------------------------
                                   Company). Refer to Case # 400-42141
   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------
         7                       All insurance plans related to the Company are carried
   -----------------------------------------------------------------------------------------------------------
                                   at Kitty Hawk, Inc. (Parent Company). Refer to Case #
   -----------------------------------------------------------------------------------------------------------
                                   400-42141.
   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------
      General                    This operation closed in May of 2000. Costs incurred during
   -----------------------------------------------------------------------------------------------------------
                                    April 2001 consisted of costs associated with shut down
   -----------------------------------------------------------------------------------------------------------
                                    procedures and maintaining collateral.
   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------
         3              8        All cash received into the Company cash accounts is swept
   -----------------------------------------------------------------------------------------------------------
                                    each night to Kitty Hawk, Inc. Master Account (see Case
   -----------------------------------------------------------------------------------------------------------
                                    #400-42141).
   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------
         3             31        All disbursements (either by wire transfer or check), including payroll, are
   -----------------------------------------------------------------------------------------------------------
                                    disbursed out of the Kitty Hawk, Inc. controlled disbursement
   -----------------------------------------------------------------------------------------------------------
                                    account.
   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------
         4              6        All assessments of uncollectible accounts receivable are done
   -----------------------------------------------------------------------------------------------------------
                                    at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
   -----------------------------------------------------------------------------------------------------------
                                    are recorded at Inc. and pushed down to Inc.'s subsidiaries
   -----------------------------------------------------------------------------------------------------------
                                    as deemed necessary.
   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------
         3             28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------
         6          General      The monthly GE Capital payments in the last year of the scheduled payments
   -----------------------------------------------------------------------------------------------------------
                                    are significantly less than payments previously made.
   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items

ACCRUAL BASIS-1                                         January 2002


8.  OTHER (ATTACH LIST)                                $(335,624,097) Reported
                                                       -------------
       Intercompany Receivables                         (350,608,845)
       A/R Senior Noteholders                                 19,841
       Deferred Taxes                                     13,097,746
       A/R Reconciling item                                  109,021
       Note Receivable - Kalitta charters                    500,000
       Deposits - Aircraft                                   360,971
       Deposits - Rent                                       481,774
       Security Deposit                                      415,395
                                                       -------------
                                                        (335,624,097) Detail
                                                       -------------
                                                                   -  Difference

22. OTHER (ATTACH LIST)                                $(152,916,560) Reported
                                                       -------------
       Accrued income taxes                             (153,975,427)
       Accrued Misc                                          281,782
       Insurance Deposit                                     765,585
       Accrued Fuel                                           11,500
                                                       -------------
                                                        (152,916,560) Detail
                                                       -------------
                                                                   -  Difference

27. OTHER (ATTACH LIST)                                $  75,509,394  Reported
                                                       -------------
      Deferred Taxes                                      87,246,212
      Accrued Taxes payable                              (18,954,646)
      Aircraft Maintenance Reserves                                -
      Accrued Fuel expenses                                5,403,028
      Prepaid Fuel                                        (5,633,963)
      Accrued Salaries/Vacation/Employee Benefits          4,075,349
      Uncleared 4/28/00 Payroll Checks                        66,601
      A/P Other/Accrued/Unrecorded                          (275,816)
      Purchase reserves                                    1,762,176
      Accrued Landing fees/parking/cargo fees              1,646,149
      Various accrued taxes                                1,313,200
      Other Misc accruals                                 (1,138,896)
                                                       -------------
                                                          75,509,394  Detail
                                                       -------------
                                                                   -  Difference

ACCRUAL BASIS-2
13  OTHER (ATTACH LIST)                                     (122,980) Reported
                                                       -------------
       Insurance correction                                   52,007
       Insurance refund - parts for N811CK                  (194,154)
       Property taxes                                         19,167
                                                       -------------
                                                            (122,980) Detail
                                                       -------------
                                                                   -  Difference

21  NON-OPERATING INCOME (ATT. LIST)                   $     201,082  Reported
                                                       -------------
       Interest income on restricted cash investments           (453)
       Loss on asset sales                                   201,535
                                                       -------------
                                                             201,082  Detail
                                                       -------------
                                                                   -  Difference